EXECUTION VERSION

FIFTH AMENDMENT TO
MASTER REPURCHASE AGREEMENT
(Wachovia Transaction with NRFC WA Holdings, LLC)

THIS FIFTH AMENDMENT TO MASTER REPURCHASE AGREEMENT, dated as of February 28, 2006 (this “Amendment No. 5”), is entered into by and among NRFC WA HOLDINGS, LLC, as a seller (“NRFC”) and NRFC WA HOLDINGS II, LLC, as a seller (“NRFC II” and, collectively with NRFC, the “Sellers”), WACHOVIA BANK, NATIONAL ASSOCIATION, as the buyer (in such capacity, the “Buyer”), and NORTHSTAR REALTY FINANCE CORP., as the guarantor (the “Guarantor”), and consented to by NRFC SUB–REIT CORP., as the pledgor (the “Pledgor”), WELLS FARGO BANK, NATIONAL ASSOCIATION (f/k/a Wells Fargo Bank Minnesota, N.A.), as the custodian (in such capacity, the “Custodian”), and WACHOVIA BANK, NATIONAL ASSOCIATION, as the swap counterparty (in such capacity, the “Swap Counterparty”). Capitalized terms used and not otherwise defined herein shall have the meanings given to such terms in the Repurchase Agreement (as defined below).

R E C I T A L S

WHEREAS, the Seller, the Guarantor and the Buyer are parties to that certain Master Repurchase Agreement (including all annexes, exhibits and schedules thereto), dated as of July 13, 2005, as amended by that certain First Amendment to Master Repurchase Agreement, dated as of August 24, 2005 (“Amendment No. 1”), that certain Second Amendment to Master Repurchase Agreement, dated as of September 20, 2005 (“Amendment No. 2”), that certain Third Amendment to Master Repurchase Agreement, dated as of September 30, 2005 (“Amendment No. 3”), that certain Omnibus Amendment to Repurchase Documents and Joinder, dated as of October 21, 2005 (“Omnibus Amendment”), and that certain Fourth Amendment to Master Repurchase Agreement, dated as of October 28, 2005 (“Amendment No. 4”) (as such Master Repurchase Agreement is amended, modified, restated, replaced, waived, substituted, supplemented or extended from time to time, including pursuant to Amendment No. 1, Amendment No. 2, Amendment No. 3, the Omnibus Amendment, Amendment No. 4 and this Amendment No. 5, the “Repurchase Agreement”);

WHEREAS, the Seller desires to make certain modifications to the Repurchase Agreement;

WHEREAS, the Buyer is willing to modify the Repurchase Agreement as requested by the Seller on the terms and conditions specified herein; and

WHEREAS, the Pledgor, the Custodian and the Swap Counterparty are parties to other Repurchase Documents and related agreements that may be affected, directly or indirectly, by this Amendment No. 5 and desire to consent to the amendments and modifications set forth herein.

NOW THEREFORE, in consideration of the foregoing recitals, and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto, intending to be legally bound, agree as follows:

Section 1.  Amendments to Repurchase Agreement.

(a)   The following definitions in Section 1(a) of Annex I to the Repurchase Agreement are hereby amended and restated in their entirety as follows:

(1)  “Eurodollar Period: With respect to any Transaction, (i) initially, the period commencing on the Purchase Date with respect to such Transaction and ending on the earlier of (x) the related Repurchase Date or (y) the first Payment Date following the Purchase Date, and (ii) thereafter, each period commencing on the day following the last day of the preceding Eurodollar Period applicable to such Transaction and ending on the earliest of (x) the related Repurchase Date, (y) the date that is one-month thereafter, or (z) the Facility Maturity Date.”

(2)  “Maximum Amount: Means (a) during the Temporary Increase Period, $400,000,000 and (b) after the Temporary Increase Period, (i) in the event the Seller repays the Temporary Increase Indebtedness plus all accrued and unpaid Price Differential thereon and all related Breakage Costs on or before the Temporary Increase Expiration Date, $150,000,000 and (ii) in the event the Seller does not satisfy clause (b)(i) of this definition, $400,000,000; provided, however, (1) the amounts under clauses (a) and (b) of this definition shall be reduced by the amount of the Bond Purchase Price outstanding under the Bond Purchase Agreement and (2) on and after the Facility Maturity Date, the Maximum Amount shall mean the aggregate Purchase Price outstanding for all Transactions.”

(3)  “Payment Date: The 1st day of each calendar month, or, if such day is not a Business Day, the next Business Day.”

(4)  “Temporary Increase Amount: $250,000,000.”

Amendment No. 5 to Master Repurchase Agreement
(Wachovia/NorthStar)
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(b)   Section 24 of Annex I to the Repurchase Agreement is hereby amended and restated as follows:

“Section 24   Temporary Increase Period.

During the Temporary Increase Period, (a) with respect to Mortgage Assets that are eligible for the CDO Securitization and that the Buyer has agreed to purchase (other than Over-Advance Assets), the Seller may elect, on or before the related Purchase Date by written notice to the Buyer, the Advance Rates and the Pricing Spreads reflected on Schedule 1 to Amendment No. 3 (collectively, the “Ramp-Up Pricing”) in lieu of the Advance Rate and Pricing Spreads contained in the Fee Letter that are otherwise applicable to such Mortgage Assets (each such Purchased Asset, a “Ramp-Up Asset”), (b) the Unused Fee shall not accrue on the unused portion of the Temporary Increase Amount (but it shall accrue on the unused portion of the Maximum Amount in effect prior to Amendment No. 2 (i.e., $150,000,000) subject to the terms of the Fee Letter) and (c) a commitment fee shall be payable by the Seller to the Buyer on the Temporary Increase Amount only in accordance with clause (b)(ii) of the second to last sentence of this Section 24. In the event the Seller elects the Ramp-Up Pricing for any Purchased Asset and any such Ramp-Up Assets are not repurchased by the Seller and sold into the CDO Securitization on or before the Temporary Increase Expiration Date, (i) the Ramp-Up Pricing shall cease to be effective with respect to each such Purchased Asset from and after the Temporary Increase Expiration Date and, thereafter, the Advance Rate and Pricing Spread for each such Purchased Asset shall be the applicable Pricing Spread and Advance Rate set forth in the Fee Letter and (ii) the Seller shall, on or before the Temporary Increase Expiration Date, make principal payments to the Buyer as necessary so that the Purchase Price outstanding for each such Ramp-Up Asset is equal to or less than the Purchase Price based on the applicable Advance Rate set forth in the Fee Letter. On or before the Temporary Increase Expiration Date, the Seller shall either (a) pay to the Buyer the aggregate outstanding Temporary Increase Indebtedness, any accrued Price Differential thereon and any related Breakage Costs or (b) provided the CDO Securitization has not closed, (i) the Seller shall pay to the Buyer on the Temporary Increase Expiration Date a commitment fee in the amount of the product of the Temporary Increase Amount and 48 basis points, (ii) the Maximum Amount shall remain at $400,000,000 subject to the definition thereof, and (iii) the Unused Fee shall commence accruing based on the full amount of the Maximum Amount specified in the preceding clause (b)(ii) subject to the terms of the Fee Letter. Notwithstanding the Buyer’s agreement to this Amendment No. 5, including, without limitation, the preceding sentence, the Buyer, has, retains and does not waive any of its rights and/or benefits under the Repurchase Documents, including without limitation, the ability to determine at any time the Asset Value of one or more Purchased Assets.”

Section 2.  [Reserved].

Section 3.  Repurchase Documents in Full Force and Effect as Modified.

Except as specifically modified hereby, the Repurchase Documents shall remain in full force and effect. All references to the Repurchase Agreement shall be deemed to mean the Repurchase Agreement as modified by this Amendment No. 5. This Amendment No. 5 shall not constitute a novation of the Repurchase Agreement, but shall constitute a modification thereof. The parties hereto agree to be bound by the terms and conditions of the Repurchase Agreement, as modified by this Amendment No. 5, as though such terms and conditions were set forth herein.

Amendment No. 5 to Master Repurchase Agreement
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Section 4.  Representations.

Each of the Sellers, the Guarantor and the Pledgor represents and warrants, as of the date of this Amendment No. 5, as follows:

(a)   it is duly incorporated or organized, validly existing and in good standing under the laws of its jurisdiction of organization and each jurisdiction where it conducts business;

(b)   the execution, delivery and performance by it of this Amendment No. 5 is within its corporate, company or partnership powers, has been duly authorized and does not contravene (1) its Governing Documents or its applicable resolutions, (2) any Applicable Law or (3) any Contractual Obligation, Indebtedness or Guarantee Obligation;

(c)   no consent, license, permit, approval or authorization of, or registration, filing or declaration with, any Governmental Authority or other Person is required in connection with the execution, delivery, performance, validity or enforceability by or against it of this Amendment No. 5;

(d)   this Amendment No. 5 has been duly executed and delivered by it;

(e)   this Amendment No. 5, as well as each of the Repurchase Documents as modified by this Amendment No. 5, constitutes its legal, valid and binding obligation, enforceable against it in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors’ rights generally or by general principles of equity;

(f)   no Default or Event of Default exists or will exist after giving effect to this Amendment No. 5; and

(g)   each of the Repurchase Documents is in full force and effect and neither the Seller, the Guarantor nor the Pledgor have any defenses, offsets, counterclaims, abatements, rights of rescission or other claims, legal or equitable, available to the Seller, the Guarantor, the Pledgor or any other Person with respect to this Amendment No. 5, the Repurchase Agreement, the Repurchase Documents or any other instrument, document and/or agreement described herein or therein, as modified and amended hereby, or with respect to the obligation of the Seller to repay the Obligations and other amounts due under the Repurchase Documents.

Section 5.  Conditions Precedent.

The effectiveness of this Amendment No. 5 is subject to the following conditions precedent: (i) delivery to the Buyer of this Amendment No. 5 duly executed by each of the parties hereto; (ii) payment of all reasonable legal fees and expenses of Moore & Van Allen PLLC, as counsel to the Buyer, in the amount to be set forth on a separate invoice; and (iii) such other documents, agreements or certifications as the Buyer may reasonably require.

Amendment No. 5 to Master Repurchase Agreement
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Section 6.  Miscellaneous.

(a)   This Amendment No. 5 may be executed in any number of counterparts (including by facsimile), and by the different parties hereto on the same or separate counterparts, each of which shall be deemed to be an original instrument but all of which together shall constitute one and the same agreement.

(b)   The descriptive headings of the various sections of this Amendment No. 5 are inserted for convenience of reference only and shall not be deemed to affect the meaning or construction of any of the provisions hereof.

(c)   This Amendment No. 5 may not be amended or otherwise modified, waived or supplemented except as provided in the Repurchase Agreement.

(d)   The interpretive provisions of Section 1(b) of Annex I of the Repurchase Agreement are incorporated herein mutadis mutandis.

(e)   This Amendment No. 5 represents the final agreement among the parties and may not be contradicted by evidence of prior, contemporaneous or subsequent oral agreements between the parties. There are no unwritten oral agreements between the parties.

(f)   THIS AMENDMENT NO. 5 AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES UNDER THIS AMENDMENT NO. 5 SHALL BE GOVERNED BY AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK WITHOUT REFERENCE TO ITS CONFLICT OF LAWS PROVISIONS.

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Amendment No. 5 to Master Repurchase Agreement
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IN WITNESS WHEREOF, the parties have caused this Amendment No. 5 to be executed by their respective officers thereunto duly authorized, as of the date first above written.

THE SELLERS:		NRFC WA HOLDINGS, LLC,
a Delaware limited liability company

By: /s/ Daniel Gilbert
Name: Daniel Gilbert
Title: Executive Vice President

Address for Notices:

NRFC WA Holdings, LLC
c/o NorthStar Realty Finance Corp.
527 Madison Avenue
New York, New York 10022
	Attention:	Mark E. Chertok
Richard McCready
Daniel R. Gilbert
	Facsimile No:	(212) 208-2651
(212) 319-4558
	Confirmation No.:	(212) 319-2618
(212) 319-2623
(212) 319-3679

with a copy to:

Paul Hastings Janofsky & Walker LLP
75 East 55th Street
New York, New York 10022
Attention: Robert J. Grados, Esq.
Facsimile No.: (212) 230-7830
Confirmation No.: (212) 318-6923

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Amendment No. 5 to Master Repurchase Agreement
(Wachovia/NorthStar)

THE SELLERS (cont.):		NRFC WA HOLDINGS II, LLC,
a Delaware limited liability company

By: /s/ Daniel Gilbert
Name: Daniel Gilbert
Title: Executive Vice President

Address for Notices:

NRFC WA Holdings II, LLC
c/o NorthStar Realty Finance Corp.
527 Madison Avenue
New York, New York 10022
	Attention:	Mark E. Chertok
Richard McCready
Daniel R. Gilbert
	Facsimile No:	(212) 208-2651
(212) 319-4558
	Confirmation No.:	(212) 319-2618
(212) 319-2623
(212) 319-3679

with a copy to:

Paul Hastings Janofsky & Walker LLP
75 East 55th Street
New York, New York 10022
Attention: Robert J. Grados, Esq.
Facsimile No.: (212) 230-7830
Confirmation No.: (212) 318-6923

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Amendment No. 5 to Master Repurchase Agreement
(Wachovia/NorthStar)

THE GUARANTOR:	NORTHSTAR REALTY FINANCE CORP.,
a Maryland corporation

By: /s/ Daniel Gilbert
Name: Daniel Gilbert
Title: Executive Vice President

Address for Notices:

NorthStar Realty Finance Corp.
527 Madison Avenue
New York, New York 10022
	Attention:	Mark E. Chertok
Richard McCready
Daniel R. Gilbert
	Facsimile No:	(212) 208-2651
(212) 319-4558
	Confirmation No.:	(212) 319-2618
(212) 319-2623
(212) 319-3679

with a copy to:

Paul Hastings Janofsky & Walker LLP
75 East 55th Street
New York, New York 10022
Attention: Robert J. Grados, Esq.
Facsimile No.: (212) 230-7830
Confirmation No.: (212) 318-6923

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Amendment No. 5 to Master Repurchase Agreement
(Wachovia/NorthStar)

THE BUYER:	WACHOVIA BANK, NATIONAL
ASSOCIATION, a national banking association

By: /s/ Joe Cannon
Name: Joe Cannon
Title: Vice President

Wachovia Bank, National Association
One Wachovia Center, Mail Code: NC0166
301 South College Street
Charlotte, North Carolina 28288
Attention: Marianne Hickman
Facsimile No.: (704) 715-0066
Confirmation No.: (704) 715-7818

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Amendment No. 5 to Master Repurchase Agreement
(Wachovia/NorthStar)

CONSENTED TO BY:

THE PLEDGOR:	NRFC SUB–REIT CORP.,
a Maryland corporation

By: /s/ Daniel Gilbert
Name: Daniel Gilbert
Title: Executive Vice President

NRFC Sub–REIT Corp.
c/o NorthStar Realty Finance Corp.
527 Madison Avenue
New York, New York 10022
	Attention:	Mark E. Chertok
Richard McCready
Daniel R. Gilbert
	Facsimile No:	(212) 208-2651
(212) 319-4558
	Confirmation No.:	(212) 319-2618
(212) 319-2623
(212) 319-3679

with a copy to:

Paul Hastings Janofsky & Walker LLP
75 East 55th Street
New York, New York 10022
Attention: Robert J. Grados, Esq.
Facsimile No.: (212) 230-7830
Confirmation No.: (212) 318-6923

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Amendment No. 5 to Master Repurchase Agreement
(Wachovia/NorthStar)

CONSENTED TO BY:

THE CUSTODIAN:	WELLS FARGO BANK, NATIONAL ASSOCIATION

By: /s/ Karolyn Kleingartner
Name: Karolyn Kleingartner
Title: Corporate Trust Officer

Wells Fargo Bank, National Association
CMBS Department
1015 10th Avenue SE
Minneapolis, Minnesota 55414
	Attention:	Tina Hatfield,
Assistant Vice President
	Facsimile No.:	(612) 466-5416
	Confirmation No.:	(612) 466-5252

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Amendment No. 5 to Master Repurchase Agreement
(Wachovia/NorthStar)

THE SWAP COUNTERPARTY:	WACHOVIA BANK, NATIONAL
ASSOCIATION, a national banking association

By: /s/ Delene M. Travella
Name: Delene M. Travella
Title: Director

Wachovia Bank, National Association
One Wachovia Center, Mail Code: NC0166
301 South College Street
Charlotte, North Carolina 28202-0600
	Attention:	Bruce M. Young, Senior Vice
President, Risk Management
	Facsimile No.:	(704) 383-0575
	Confirmation No.:	(704) 383-8778

Amendment No. 5 to Master Repurchase Agreement
(Wachovia/NorthStar)